Exhibit 10.1

Special Notice regarding Material Non Public Information

PLEASE NOTE THAT THE INFORMATION CONTAINED IN THE DOCUMENTATION ATTACHED HERETO MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER OR ITS SECURITIES. BY ACCEPTING THIS DOCUMENTATION, THE ADMINISTRATIVE AGENT AND EACH LENDER AGREES TO USE ANY SUCH INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE POLICIES, CONTRACTUAL OBLIGATIONS AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS AND IN COMPLIANCE WITH SECTIONS 6.02 AND 11.07 OF THE CREDIT AGREEMENT.

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 24, 2016 (this “Amendment”), among APPVION, INC., a Delaware corporation (the “Borrower”), PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation (“Holdings”), JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, the “Administrative Agent”) for certain financial institutions from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively the “Lenders”), and such Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of June 28, 2013 (as amended by that First Amendment to Credit Agreement dated as of November 11, 2013, by that Second Amendment to Credit Agreement dated as of November 11, 2014, and by that Third Amendment to Credit Agreement, dated as of August 3, 2015, and as the same may be further amended, restated, extended, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement;

WHEREAS, the Borrower and Holdings have requested that the Required Lenders amend the Credit Agreement in certain respects, in each case in accordance with the terms and subject to the conditions herein set forth, and that the Administrative Agent acknowledges such amendment; and

WHEREAS, the Administrative Agent and Required Lenders agree to accommodate such requests of the Borrower and Holdings, in each case on the terms and subject to the conditions herein set forth;

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1 Amendments to Credit Agreement.

Effective as of the Fourth Amendment Effective Date (as defined below), and in reliance on the representations and warranties of the Borrower set forth in this Amendment and in the Credit Agreement, as amended hereby:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the reference to “and” prior to clause (i) of the definition of “Consolidated EBITDA” and replacing it with a comma and (ii) adding a new clause (j) immediately following clause (i) as follows:

“and (j) cash, fees and/or expenses paid or incurred in connection with financial and advisory services provided by Boston Consulting Group and its affiliates (or any replacement advisor with a similar scope of work) in an aggregate amount not to exceed $6,500,000.”

(c) Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the reference to “or” prior to subclause (ii) of clause (d) of the definition of “Defaulting Lender” and replacing it with a comma and (ii) adding a new subclause (iii) of clause (d) of the definition of “Defaulting Lender” immediately following subclause (ii) of clause (d) as follows:

“or (iii) become the subject of a Bail-In Action.”

(d) Section 2.15(a)(iv) of the Credit Agreement is hereby amended by replacing the last sentence thereof as follows:

“Subject to Section 11.19, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from the Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.”

(e) Article XI of the Credit Agreement is hereby amended by adding a new Section 11.19 as follows:

11.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)	the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-In Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)	a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 2 Delayed Effectiveness of Amendments

(a) Notwithstanding anything to the contrary set forth herein, the Amendments set forth in Section 1 hereof shall automatically become effective as of the date upon which the following conditions have been satisfied (the “Fourth Amendment Effective Date”), without any further action being required of any party to the Credit Agreement:

(i) The Borrower, Holdings, the Administrative Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) such counterpart to the Agent, c/o Proskauer Rose LLP, Eleven Times Square, New York, NY 10036 Attention: Javier Santiago (facsimile number: 212-969-2900 / e-mail address: jsantiago@proskauer.com) prior to 12:00 p.m., New York City time, on June 24, 2016 (such date and time, the “Consent Deadline”);

(ii) The Administrative Agent shall have received an Acknowledgement in the form of Exhibit A-1 or Exhibit A-2 hereto executed by each Loan Party that is not a party hereto;

(iii) all fees and expenses required to be paid to the Administrative Agent and the Revolver Agent on the Fourth Amendment Effective Date (including, without limitation, reasonable and documented out-of-pocket legal fees and expenses) shall have been paid (or shall concurrently be paid) to the extent the Borrower has received an invoice therefor at least one Business Day prior to the Fourth Amendment Effective Date; and

(iv) the Administrative Agent shall have received a certificate, dated the Fourth Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower and Holdings that the representations and warranties made by the Borrower and Holdings in Section 3(a) of this Amendment are true and correct.

Section 3 Representations and Warranties.

To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrower and Holdings, jointly and severally, hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof:

(a) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, is true and correct in all respects) on and as of the Fourth Amendment Effective Date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, are true and correct in all respects) as of such earlier date, and except that for purposes of this Section 3(a), the representations and warranties contained in Section 5.01 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively;

(b) each Loan Party that is a party hereto has all requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

(c) the execution, delivery and performance by each Loan Party that is a party hereto of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action by such Person;

(d) this Amendment and the Credit Agreement, as amended hereby, each constitutes the legal, valid and binding obligation of each Loan Party that is a party hereto and thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(e) no Default or Event of Default exists, both before and after giving effect to this Amendment; and

(f) The execution, delivery and performance of this Amendment does not violate any (a) material Requirement of Law, (b) Contractual Obligation or (c) Organization Document of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or any such Contractual Obligation or Organization Document (other than the Liens created by the Security Documents). No Requirements of Law or Contractual Obligations applicable to any Group Member could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

Section 4 Reference and Effect on the Credit Documents.

(a) On and after the Fourth Amendment Effective Date each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended or otherwise modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified, confirmed and reaffirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any L/C Issuer or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. The Credit Agreement and the other Loan Documents are in full force and effect and are hereby in all respects ratified and confirmed.

(d) Except as expressly set forth herein, nothing contained in this Amendment and no action by, or inaction on the part of, any Lender, any L/C Issuer or the Administrative Agent shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Loan Document.

(e) This Amendment is a Loan Document.

Section 5 GOVERNING LAW AND JURISDICTION.

(a) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. THE BORROWER AND HOLDINGS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY

RIGHT THAT THE ADMINISTRATIVE AGENT, THE REVOLVER AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

Section 6 Miscellaneous.

(a) No Waiver, Etc. Except as otherwise expressly set forth herein, nothing in this Amendment is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer arising under the Credit Agreement, any of the other Loan Documents or applicable law. The failure of the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer at any time or times hereafter to require strict performance by any Loan Party or any other Person obligated under any Loan Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect or diminish any right of such Person at any time or times thereafter to demand strict performance thereof; and no rights of the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver. Except as otherwise expressly set forth herein, no waiver by the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time. All terms and provisions of the Credit Agreement and each of the other Loan Documents remain in full force and effect, except to the extent expressly modified by this Amendment.

(b) Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Amendment signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(c) Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.

(d) No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns. No Person other than the parties hereto, their respective successors and assigns and any other Lender, L/C Issuer or Revolver Agent shall have rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

(e) Section Titles. The section and subsection titles contained in this Amendment are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Administrative Agent and the Required Lenders, on the one hand, and the Borrower and Holdings on the other hand. Any reference in this Amendment to any “Section” refers, unless the context otherwise indicates, to a section of this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

BORROWER AND HOLDINGS:

APPVION, INC., a Delaware corporation, as Borrower

By:	/s/ Thomas J. Ferree
	Name:	Thomas J. Ferree
	Its:	Senior Vice President Finance, Chief Financial Officer & Treasurer

PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation, as Holdings

By:	/s/ Thomas J. Ferree
	Name:	Thomas J. Ferree
	Its:	Senior Vice President Finance, Chief Financial Officer & Treasurer

[Signature Page to Fourth Amendment to Credit Agreement]

Acknowledged:

JEFFERIES FINANCE LLC,
a Delaware limited liability company,
as Administrative Agent

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Its:	Managing Director

[Signature page to Fourth Amendment to Credit Agreement]

ACKNOWLEDGMENT

Reference is hereby made to (a) the foregoing Fourth Amendment to Credit Agreement dated as of June 24, 2016 (the “Amendment”) by and among APPVION, INC., a Delaware corporation (the “Borrower”), PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation (“Holdings”), JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, the “Administrative Agent”) for certain financial institutions from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively the “Lenders”), and such Lenders, and (b) that certain Guarantee and Collateral Agreement dated as of June 28, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time), executed and delivered by APPVION CANADA, LTD., a corporation formed under the laws of Canada (“Guarantor”), in favor of the Administrative Agent. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Credit Agreement referred to in the Amendment.

Guarantor hereby (a) acknowledges receipt of a copy of the Amendment, and (b) agrees that its respective Guaranty remains in full in force and effect with respect to such Guarantor and that the terms and provisions of the Amendment do not modify or otherwise affect in any way any of such Guarantor’s obligations and liabilities under its respective Guaranty, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Acknowledgment as of June 24, 2016.

APPVION CANADA, LTD., a corporation formed under the laws of Canada

By:	/s/ Thomas J. Ferree
Name:	Thomas J. Ferree
Its:	Treasurer

ACKNOWLEDGMENT

Reference is hereby made to (a) the foregoing Fourth Amendment to Credit Agreement dated as of June 24, 2016 (the “Amendment”) by and among APPVION, INC., a Delaware corporation (the “Borrower”), PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation (“Holdings”), JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, the “Administrative Agent”) for certain financial institutions from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively the “Lenders”), and such Lenders, (b) that certain Guarantee and Collateral Agreement dated as of June 28, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee and Collateral Agreement”) and (c) that certain assumption agreement to the Guarantee and Collateral Agreement, dated as of April 2, 2014 , made by APVN Holdings LLC, a Delaware limited liability company (the “Guarantor”), in favor of the Administrative Agent. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Credit Agreement referred to in the Amendment.

Guarantor hereby (a) acknowledges receipt of a copy of the Amendment, and (b) agrees that its respective Guaranty remains in full in force and effect with respect to such Guarantor and that the terms and provisions of the Amendment do not modify or otherwise affect in any way any of such Guarantor’s obligations and liabilities under its respective Guaranty, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Acknowledgment as of June 24, 2016.

APVN Holdings LLC

By:	/s/ Thomas J. Ferree
Name:	Thomas J. Ferree
Its:	Chief Financial Officer and Treasurer